UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2018

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On November 13, 2018, SCANA Corporation (the “Company” or “SCANA”) received a notice from the administrator of the SCANA Corporation 401(k) Retirement Savings Plan (the “Plan”). The notice stated that the SCANA Corporation Stock Fund (the “SCANA Stock Fund”) in the Plan will be entering a blackout period due to the pending merger (the “Merger”) of the Company with a subsidiary of Dominion Energy, Inc. (“Dominion”). The notice stated that, if the merger closes, on the last business day before the closing of the Merger: (a) the SCANA Stock Fund will close to new investments and (b) there will be a limited blackout period during which transactions in the SCANA Stock Fund will not be permitted. The reason for the blackout period is to facilitate the conversion of SCANA common stock into Dominion common stock and the replacement of the SCANA Stock Fund with the Dominion Energy, Inc. Stock Fund. During the blackout period, participants in the Plan will be unable to borrow or take distributions from their SCANA Stock Fund under the Plan, or direct or diversify any Plan investments in SCANA common stock. The blackout period is expected to commence on the last business day before the closing of the Merger and end three business days following the closing of the Merger (though could be longer if necessary). The Company is unable to determine the closing date of the Merger and it is therefore unable to determine the exact dates for the blackout period.
In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Securities and Exchange Commission Regulation BTR, on November 13, 2018, the Company sent a notice to its directors and executive officers notifying them of the blackout period in the SCANA Stock Fund and certain trading prohibitions that they will be subject to during the blackout period. A copy of the notice that was sent by the Company to its directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Inquiries relating to the blackout period may be directed to the Corporate Secretary of SCANA Corporation at Mail Code D-133, 220 Operation Way, Cayce, SC 29033-3701, or by telephone at 803.217.9000.
Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Notice to Directors and Executive Officers of SCANA Corporation, dated November 13, 2018

Exhibit Index

Number

99.1 Notice to Directors and Executive Officers of SCANA Corporation, dated November 13, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

Date: November 13, 2018	By:	/s/James E. Swan, IV
James E. Swan, IV
Vice President and Controller